UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2020

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The preliminary information set forth in Item 7.01 of this Report regarding the liquidity position of Cinemark USA, Inc. (“Cinemark USA,” “we,” “us,” or “our”) as of March 31, 2020 is hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosures.

Announcement of Notes Offering

On April 13, 2020, Cinemark Holdings, Inc. (“Cinemark Holdings”), the parent of Cinemark USA, issued a press release announcing that Cinemark USA plans to commence a private offering of $250 million aggregate principal amount of senior secured notes due 2025 (the “Notes”), that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers. The Notes and related guarantees are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to certain non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act (the “Notes Offering”). A copy of the press release is being furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

The Notes and related guarantees are not and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes and related guarantees may not be offered or sold in the United States without registration or an applicable exemption from such registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Report shall not constitute an offer to sell or the solicitation of an offer to buy, any securities, nor shall there be any sales of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Information Included in the Offering Memorandum

Cinemark USA is providing the disclosures below and supplementing the risk factors described in Part I, Item 1A of Cinemark USA’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) with the risk factor below, each of which Cinemark USA included in a preliminary offering memorandum, dated April 13, 2020, in connection with the Notes Offering described herein (the “Offering Memorandum”). The information in this Report should be read in conjunction with the risk factors described in the Form 10-K and the information under the “Cautionary Statement Regarding Forward-Looking Statements” in the Form 10-K, as modified hereby. The estimated preliminary information presented herein regarding Cinemark USA’s liquidity position as of March 31, 2020 is preliminary, unaudited and subject to the completion of Cinemark USA’s financial closing procedures as of and for the three months ended March 31, 2020 and should not be viewed as a substitute for the information contained in full quarterly financial statements prepared in accordance with GAAP.

The following supplemental disclosures were included in the Offering Memorandum

Impact of COVID-19

The recent outbreak of the COVID-19 pandemic has had an unprecedented impact on the world and our industry. The situation continues to be volatile and the social and economic effects are widespread. As a movie exhibitor that operates spaces where patrons gather in close proximity, our business is significantly impacted by protective actions that federal, state and local governments have taken to control the spread of the pandemic. These actions include, among other things, encouragement of social distancing, restrictions on freedom of movement, business closures, quarantines, and shelter-in-place and stay-at-home orders. As a result of these measures, we have temporarily closed all of our theatres in the U.S. and Latin America effective March 18, 2020, and we currently are not generating any revenues from our operations.

Because of our focus on maintaining a healthy balance sheet and low leverage, we believe that we entered the global COVID-19 crisis in a strong financial position. For example, as of March 31, 2020, Cinemark USA had a cash balance of $479.4 million (which reflects the borrowing of $98.8 million under the $100.0 million revolving credit line of our amended and restated senior secured credit facility, as amended (the “Credit Agreement”) on March 25, 2020). Even if our theatres remained closed for the remainder of the year, Cinemark USA believes that it has sufficient cash to sustain its operations for the remainder of the year, even before giving effect to this offering. Nonetheless, the COVID-19 pandemic has had and may continue to have adverse effects on our business, results of operations, cash flows, financial condition, access to credit markets and ability to service our existing and future indebtedness, some of which may be significant. In light of the COVID-19 pandemic, we have been working to preserve cash and ensure sufficient liquidity to endure the impacts of the global crisis, even if prolonged. For example, the directors and chief executive officer of Cinemark Holdings have elected to take no salary and numerous of its executives have voluntarily reduced their salaries by 80% for so long as our theatres remain closed. Additionally, among other measures, we have:

•

halted all non-essential operating and capital expenditures, such as marketing promotions and initiatives, travel and entertainment, system enhancements and related consulting projects, recliner conversions, XD expansions and certain other theatre enhancements, all of which are expected to significantly reduce our utilities and other costs, general and administrative expenses and capital expenditures on a temporary basis;

•	suspended our quarterly dividend, which is anticipated to preserve approximately $42.0 million each quarter;

•	implemented a formal daily review and approval process by our chief financial officer for all outgoing procurement and payment requests;

•

made the decision to (i) lay-off over 17,500 of our domestic hourly theatre employees, furlough 50% of our headquarter employees at 20% of salary (with full benefits) and reduce salaries of remaining employees by 50% and (ii) pursue similar actions in our international markets to the extent permitted by local laws, which are expected to significantly reduce our salaries and wages expenses and general administrative expenses on a temporary basis; and

•	started working actively with landlords and major suppliers to modify the timing of certain contractual payments.

We are also evaluating the impact of certain tax-related benefits available under the Coronavirus Aid, Relief, and Economic Security Act of 2020 (the “CARES Act”). Based upon a preliminary review of the CARES Act, we expect to:

•	receive an approximately $20 million cash tax refund in 2020 related to qualified improvement property expenditures from 2018 and 2019;

•	benefit from the ability to defer social security payroll tax matches that would otherwise be required in 2020;

•

receive a payroll tax credit in 2020 for expenses related to paying wages and health benefits to employees who are not working as a result of closures and reduced receipts associated with COVID-19; and

•	apply any tax loss incurred in 2020 to prior year income for a refund when our 2020 tax return is filed.

Although we are reviewing, and intend to seek, any available potential benefits under the CARES Act, including those described above, we cannot predict the manner in which such benefits will be allocated or administered and we cannot assure you that we will be able to access such benefits in a timely manner or at all.

We believe that the exhibition industry has historically fared well during recessions, and we remain optimistic that it will rebound and benefit from pent-up social demand as home sheltering subsides and people seek togetherness with a return to normalcy. However, we cannot assure you that the impact of COVID-19 will not continue to have an adverse effect on our business, results of operations, cash flows, financial condition, access to credit markets and ability to service our existing and future indebtedness, some of which may be significant.

The estimated preliminary information presented herein regarding our liquidity position as of March 31, 2020, which reflects the borrowing of $98.8 million under the $100.0 million revolving credit line of our Credit Agreement on March 25, 2020, is preliminary, unaudited and subject to the completion of our financial closing procedures as of and for the three months ended March 31, 2020 and should not be viewed as a substitute for the information contained in full quarterly financial statement prepared in accordance with GAAP. We cannot assure you that our liquidity position will be as presented elsewhere in this offering memorandum upon finalization of our financial statements as of and for the three months ended March 31, 2020. Those differences may be significant and adverse. Readers should consider this possibility in reviewing the liquidity information as of March 31, 2020 in this offering memorandum. You should not place undue reliance on these estimates.

Proposed Credit Agreement Waiver

Under the terms of our Credit Agreement, when revolving loans are outstanding under our Credit Agreement, Cinemark USA is required to maintain a consolidated net senior secured leverage ratio (as defined in the Credit Agreement) of not greater than 4.25 to 1.00 under our Credit Agreement. Cinemark USA has sought a waiver of such maintenance covenant from the majority of revolving lenders under the Credit Agreement for the fiscal quarters ending September 30, 2020 and December 31, 2020 and anticipates the waiver will occur concurrently with the completion of this offering. Cinemark USA anticipates that it will be in compliance with such maintenance covenant for the fiscal quarters ending March 31, 2020 and June 30, 2020. While we expect to receive the waiver, we can make no assurances that the waiver will be received. The covenant waiver may lead to additional restrictive covenants and other lender protections that would be applicable to Cinemark USA under the Credit Agreement.

The following risk factor was included in the Offering Memorandum

The COVID-19 pandemic has had and may continue to have adverse effects on our business, results of operations, liquidity, cash flows, financial condition, access to credit markets and ability to service our existing and future indebtedness, some of which may be significant.

The recent outbreak of the COVID-19 pandemic has had an unprecedented impact on the world and our industry. The situation continues to be volatile and the social and economic effects are widespread. As a movie exhibitor that operates spaces where patrons gather in close proximity, our business is significantly impacted by protective actions that federal, state and local governments have taken to control the spread of the pandemic. These actions include, among other things, the promotion of social distancing, restrictions on freedom of movement, business closures, quarantines, and shelter-in-place and stay-at-home orders. As a result of these measures, we have temporarily closed all of our theatres in the U.S. and Latin America effective March 18, 2020, and we currently are not generating any revenues from our operations. We have also (i) halted all non-essential operating and capital expenditures, (ii) laid-off over 17,500 of our domestic hourly theatre employees, furloughed 50% of our headquarter employees at 20% of salary (with full benefits) and reduced salaries of remaining employees by 50% and (iii) pursued similar actions in our international markets to the extent permitted by local laws. Additionally, Cinemark USA has sought a waiver of the maintenance covenant from the majority of revolving lenders under the Credit Agreement for the fiscal quarters ending September 30, 2020 and December 31, 2020 and anticipates the waiver will occur concurrently with the completion of this offering. Although we believe the closure of our theatres is temporary, we cannot predict when the effects of the COVID-19 pandemic will subside or when our business will return to normal levels. The longer and more severe the pandemic, including repeat or cyclical outbreaks beyond the one we are currently experiencing, the more severe the adverse effects will be on our business, results of operations, liquidity, cash flows, financial condition, access to credit markets and ability to service our existing and future indebtedness.

Even when the COVID-19 pandemic subsides, we cannot guarantee that we will recover as rapidly as other industries. For example, once federal, state and local government restrictions are lifted, it is unclear how quickly patrons will return to our theatres, which may be a function of continued concerns over safety and/or depressed consumer sentiment due to adverse economic conditions, including job losses, among other things. Even once theatres are reopened, a single case of COVID-19 in a theatre could result in additional costs and further closures. If we do not respond appropriately to the pandemic, or if customers do not perceive our response to be adequate, we could suffer damage to our reputation, which could adversely affect our business. Furthermore, the effects of the pandemic on our business could be long-lasting and could continue to have adverse effects on our business, results of operations, liquidity, cash flows and financial condition, some of which may be significant, and may adversely impact our ability to operate our business after our temporary closure ends on the same terms as we conducted business prior to the pandemic. Significant impacts on our business caused by the COVID-19 pandemic may include, among others:

•	lack of availability of films in the short or long term, including as a result of (i) major film distributors releasing scheduled films on alternative channels or (ii) disruptions of film production;

•	decreased attendance at our theatres after they reopen, including due to (i) continued safety and health concerns or (ii) a change in consumer behavior in favor of alternative forms of entertainment;

•	our inability to negotiate favorable rent payment terms with our landlords;

•	unavailability of employees and/or their inability or unwillingness to conduct work under any revised work environment protocols;

•	increased risks related to employee matters, including increased employment litigation and claims relating to terminations or furloughs caused by theatre closures;

•	reductions and delays associated with planned operating and capital expenditures;

•	potential impairment charges;

•

our inability to generate significant cash flow from operations if our theatres continue to operate at significantly lower than historical levels, which could lead to a substantial increase in indebtedness and negatively impact our ability to comply with the financial covenants, if applicable, in our debt agreements;

•	our inability to access lending, capital markets and other sources of liquidity, if needed, on reasonable terms, or at all, or obtain amendments, extensions and waivers;

•	our inability to effectively meet our short- and long-term obligations; and

•	our inability to service our existing and future indebtedness.

Additionally, the COVID-19 pandemic (including federal, state and local governmental responses, broad economic impacts and market disruptions) has heightened the materiality of the other risk factors described in the Form 10-K.

The outbreak of COVID-19 has also significantly increased economic and demand uncertainty. It is likely that the current outbreak or continued spread of COVID-19 will cause an economic slowdown, and it is possible that it could cause a global recession.

To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in the “Risk Factors” section of the Form 10-K, including but not limited to those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Additionally, although we are reviewing and intend to seek any available benefits under the CARES Act, we cannot predict the manner in which such benefits will be allocated or administered and we cannot assure you that we will be able to access such benefits in a timely manner or at all. Certain of the benefits we seek to access under the CARES Act have not previously been administered on the present scale or at all. Government or third party program administrators may be unable to cope with the volume of applications in the near term and any benefits we receive may not be as extensive as we currently estimate, may impose additional conditions and restrictions on our operations or may otherwise provide less relief than we contemplate. Accessing these benefits and our response to the COVID-19 pandemic have required our management team to devote extensive resources and are likely to continue to do so in the near future, which negatively affects our ability to implement our business plan and respond to opportunities.

The information described in Item 7.01 of this Report and incorporated by reference in Item 2.02 of this Report, including Exhibit 99.1 is being furnished, not filed, pursuant to Regulation FD. Accordingly, this information will not be incorporated by reference into any registration statement filed by Cinemark USA under the Securities Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of this information is not intended to, and does not, constitute a determination or admission by Cinemark USA that this information material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cinemark USA or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated April 13, 2020.

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to the proposed offering, the anticipated use of proceeds, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in, or incorporated by reference to, Cinemark USA’s Annual Report on Form 10-K filed February 21, 2020, as updated to reflect the impact of COVID-19. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

Date: April 13, 2020	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and Secretary